                                                                   Exhibit 99.01


[VERITAS LOGO]                                                              NEWS

VERITAS Software Corporation
350 Ellis Street
Mountain View, CA 94043
(650) 527-8000



FOR IMMEDIATE RELEASE

                 VERITAS SOFTWARE REPORTS FIRST QUARTER RESULTS
                  REVENUE OF $394 MILLION, UP 6% YEAR OVER YEAR


MOUNTAIN VIEW, CALIF. - APRIL 23, 2003 - VERITAS Software Corporation (Nasdaq:
VRTS) today announced financial results for the quarter ended March 31, 2003. Revenue for the quarter ended March 31, 2003 was $394 million, compared to revenue of $370 million for the same period a year ago.

GAAP net income for the quarter ended March 31, 2003 was $43 million, or $0.10 per share, diluted, compared to a GAAP net income of $44 million, or $0.11 per share, diluted, for the same period a year ago. Non-GAAP diluted earnings per share for the quarter ended March 31, 2003 was $0.17, compared to $0.16 for the same period a year ago. Non-GAAP diluted earnings per share exclude the effect of purchase accounting adjustments, such as the amortization of developed technology, amortization of other intangibles, a write-down of in-process research and development, and the effect of other special items, such as the loss on strategic investments and related adjustments to provision for income taxes. A quantitative reconciliation of the differences between GAAP diluted earnings per share and non-GAAP diluted earnings per share is included in this press release.


"VERITAS Software's ability to continuously deliver exceptional results is directly tied to our proven business model, outstanding product quality, and focused commitment to not only meet but also exceed our customers' expectations," said Gary Bloom, chairman, president and CEO, VERITAS Software. "The current market trend of business and IT consolidation, has given us the opportunity to leverage our heterogeneous and interoperable technology. We have delivered solutions that assist our customers in managing the challenges of consolidation and the continued pressure to do more with less."


                                     -more-

VERITAS Software Reports First Quarter Results
Page 2


"We exited the quarter with a record $2.4 billion in cash and, by leveraging the revenue upside, we delivered earnings well ahead of expectations and generated approximately $203 million in cash from operating activities," said Ed Gillis, executive vice president and chief financial officer, VERITAS Software. "Our strong balance sheet and revenue performance are proof that VERITAS Software is gaining strength during this prolonged economic downturn."

"Although our results for Q1 were better than expected, we remain cautious about Q2 due to the continued challenges in the economy, reduced IT spending patterns, and the potential impact of the recent SARS outbreak on our Asia Pacific business," said Bloom. "For the quarter ending June 30, 2003, we expect revenue to be in the range of $370 million to $380 million. We expect GAAP diluted earnings per share to be in the range of $.09 to $.10 and non-GAAP diluted earnings per share to be in the range of $.13 to $.14, which excludes purchase accounting adjustments of $24 million."

VERITAS Software's projected GAAP and non-GAAP diluted earnings per share for the quarter ending June 30, 2003 do not include the effect of VERITAS Software's pending acquisition of Precise Software. A quantitative reconciliation of the differences between projected GAAP diluted earnings per share and projected non-GAAP diluted earnings per share is included in this press release.

The non-GAAP statements of operations are intended to present the Company's operating results excluding purchase accounting adjustments and other special items. These non-GAAP statements of operations are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies.

The Company will hold a conference call today at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time, to review the results and business outlook. The conference call will be available to all investors. The telephone dial-in number for listen-only access to the live call is 913-981-5581, passcode: 734993. A live web cast will also be available at www.veritas.com, Investor section. In addition, a replay will be available via audio Webcast at www.veritas.com, Investor section, beginning Wednesday, April 23 at 4:00 pm, Pacific Time. A telephonic replay will also be available through Wednesday, April 30, 2003, 10:00 pm, Pacific Time, by dialing 719-457-0820, replay code: 734993.

ABOUT VERITAS SOFTWARE

With revenue of $1.5 billion in 2002, VERITAS Software ranks among the top 10 software companies in the world. VERITAS Software is the world's leading storage software company, providing data protection, storage management, high availability and disaster recovery software

VERITAS Software Reports First Quarter Results
Page 3


to 86 percent of the Fortune 500. VERITAS Software's corporate headquarters is located at 350 Ellis Street, Mountain View, CA, 94043, tel: 650-527-8000, fax:
650-527-8050, e-mail: vx-sales@veritas.com, Web site: www.veritas.com.

NON-GAAP FINANCIAL MEASURES


The non-GAAP financial measures used in this press release exclude the impact of purchase accounting adjustments, such as the amortization of developed technology, amortization of other intangibles, and write-down of in-process research and development, and the impact of other special items, such as the loss on strategic investments and related adjustments to provision for income taxes, on our operating results. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company's management refers to these non-GAAP financial measures, such as non-GAAP gross profit margins, operating margins and net income, in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance, including the Company's ability to provide cash flows to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this press release to their most directly comparable GAAP financial measure as provided with the financial statements attached to this press release.


SAFE HARBOR STATEMENT

This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including statements relating to projections of future revenue and earnings, the growth and performance of our business and market demand for VERITAS Software products and services. These forward-looking statements involve a number of risks and uncertainties, including: the risk that a continuing or worsening decline in economic conditions generally and in IT spending specifically might reduce customer demand for our products and services; the risk that we will not gain market acceptance of our products and services; the risk that the recent SARS outbreak will adversely affect our business; the risk that we may lose market share to existing or new competitors; and the risk that we may not be able to manage our business adequately in response to changing market conditions. These and other factors could cause our actual results to differ materially from what we project in our forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent periodic report on Form 10-K for the year ended December 31, 2002, which is on file with the SEC. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.


                                      # # #


INVESTOR CONTACT:
Renee Budig, Vice President, Investor Relations, VERITAS Software
(650) 527-4047, renee.budig@veritas.com

PRESS CONTACT:
Jean Kondo, Senior Manager, Corporate Communications, VERITAS Software
(650) 527-4842, jean.kondo@veritas.com

VERITAS Software Reports First Quarter Results
Page 4


Copyright 2003 VERITAS Software Corporation. All rights reserved. VERITAS, the VERITAS Logo and all other VERITAS product names and slogans are trademarks or registered trademarks of VERITAS Software Corporation. VERITAS and the VERITAS Logo Reg. U.S. Pat. & Tm. Off. Other product names and/or slogans mentioned herein may be trademarks or registered trademarks of their respective companies.


                         -Financial Statements Attached-

VERITAS Software Q1'03 Earnings Release

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                           THREE MONTHS ENDED
                                                                MARCH 31,
                                                      ---------------------------
                                                         2003              2002
                                                      ---------         ---------

NET REVENUE:
  User license fees                                   $ 254,564         $ 259,711
  Services                                              139,822           110,738
                                                      ---------         ---------
     TOTAL NET REVENUE                                  394,386           370,449
COST OF REVENUE:
  User license fees                                      11,418             9,194
  Services                                               47,789            41,155
  Amortization of developed technology                   14,782            16,903
                                                      ---------         ---------
     TOTAL COST OF REVENUE                               73,989            67,252
                                                      ---------         ---------
GROSS PROFIT                                            320,397           303,197
OPERATING EXPENSES:
  Selling and marketing                                 122,047           126,963
  Research and development                               71,383            65,184
  General and administrative                             38,153            33,113
  Amortization of other intangibles                      18,191            18,016
  In-process research and development                     4,100              --
                                                      ---------         ---------
     TOTAL OPERATING EXPENSES                           253,874           243,276
                                                      ---------         ---------
Income from operations                                   66,523            59,921
Interest and other income, net                            8,395            13,153
Interest expense                                         (7,738)           (7,921)
Loss on strategic investments                            (3,518)             --
                                                      ---------         ---------
Income before income taxes                               63,662            65,153
Provision for income taxes                               21,136            20,687
                                                      ---------         ---------
NET INCOME                                            $  42,526         $  44,466
                                                      =========         =========
NET INCOME PER SHARE - BASIC                          $    0.10         $    0.11
                                                      =========         =========
NET INCOME PER SHARE - DILUTED                        $    0.10         $    0.11
                                                      =========         =========
SHARES USED IN PER SHARE CALCULATION - BASIC            412,916           406,086
                                                      =========         =========
SHARES USED IN PER SHARE CALCULATION - DILUTED          419,380           421,709
                                                      =========         =========

VERITAS Software Q1'03 Earnings Release

                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                        MARCH 31,       DECEMBER 31,
                                                          2003              2002
                                                      -----------       ------------
                                                      (UNAUDITED)
                                     ASSETS

CURRENT ASSETS:
  Cash and short-term investments                      $2,394,107        $2,241,321
  Accounts receivable, net                                 78,277           170,204
  Other current assets                                     75,230            74,178
  Deferred income taxes                                    60,070            59,995
                                                       ----------        ----------
     TOTAL CURRENT ASSETS                               2,607,684         2,545,698
Property and equipment, net                               222,844           230,261
Other intangibles, net                                     49,766            72,594
Goodwill, net                                           1,239,909         1,196,593
Other non-current assets                                   14,311            26,624
Deferred income taxes                                     136,891           127,863
                                                       ----------        ----------
     TOTAL ASSETS                                      $4,271,405        $4,199,633
                                                       ==========        ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                     $   32,738        $   33,823
  Accrued compensation and benefits                        66,957            97,233
  Accrued acquisition and restructuring costs              38,843            37,742
  Other accrued liabilities                                79,856            92,431
  Income taxes payable                                    155,285           123,569
  Deferred revenue                                        298,117           280,314
                                                       ----------        ----------
     TOTAL CURRENT LIABILITIES                            671,796           665,112
NON-CURRENT LIABILITIES:
  Convertible subordinated notes                          464,497           460,252
  Accrued acquisition and restructuring costs              74,433            77,402
  Other income taxes                                      113,100           113,100
                                                       ----------        ----------
     TOTAL NON-CURRENT LIABILITIES                        652,030           650,754
Stockholders' equity                                    2,947,579         2,883,767
                                                       ----------        ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $4,271,405        $4,199,633
                                                       ==========        ==========

VERITAS Software Q1'03 Earnings Release

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                                 THREE MONTHS ENDED
                                                                                      MARCH 31,
                                                                                2003             2002
                                                                            -----------      -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCOME                                                                  $    42,526      $    44,466
Adjustments to reconcile net income to net cash provided by
operating activities:
  Depreciation and amortization                                                  24,611           24,809
  Amortization of other intangibles                                              18,191           18,016
  Amortization of developed technology                                           14,782           16,903
  Amortization of original issue discount on convertible notes                    4,245            3,970
  In-process research and development                                             4,100               --
  Provision for doubtful accounts                                                   724              988
  Stock-based compensation                                                          449               --
  Tax benefits from stock plans                                                   1,642           15,920
  Loss on strategic investments                                                   3,518               --
  Deferred income taxes                                                         (13,396)         (13,120)
Changes in operating assets and liabilities, net of effects of business acquisitions:
  Accounts receivable                                                            91,202           50,673
  Other assets                                                                    8,373            3,510
  Accounts payable                                                               (1,295)             982
  Accrued compensation and benefits                                             (30,381)         (27,632)
  Accrued acquisition and restructuring costs                                    (4,945)             (35)
  Other accrued liabilities                                                     (10,611)           2,280
  Income taxes payable                                                           31,716           17,146
  Deferred revenue                                                               17,803           34,845
                                                                            -----------      -----------
            Net cash provided by operating activities                           203,254          193,721

Cash flows from investing activities:
  Purchases of investments                                                     (414,876)        (299,369)
  Sales and maturities of investments                                           528,653          435,659
  Purchases of property and equipment                                           (16,336)         (15,297)
  Purchased businesses, net of cash acquired                                    (54,579)              --
  Payments made for prior year business and technology acquisitions              (2,106)          (7,267)
                                                                            -----------      -----------
            Net cash provided by investing activities                            40,756          113,726
Cash flows from financing activities:
  Proceeds from issuance of common stock                                         19,950           51,299
                                                                            -----------      -----------
            Net cash provided by financing activities                            19,950           51,299
Effect of exchange rate changes                                                   3,382            2,224
                                                                            -----------      -----------
Net increase in cash and cash equivalents                                       267,342          360,970
Cash and cash equivalents at the beginning of the period                        764,062          538,419
                                                                            -----------      -----------
Cash and cash equivalents at the end of the period                          $ 1,031,404      $   899,389
                                                                            ===========      ===========

VERITAS Software Q1'03 Earnings Release

                          VERITAS SOFTWARE CORPORATION
                        NON-GAAP STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                                          THREE MONTHS ENDED
                                                              MARCH 31,
                                                      ---------------------------
                                                        2003              2002
                                                      ---------         ---------
NET REVENUE:
  User license fees                                   $ 254,564         $ 259,711
  Services                                              139,822           110,738
                                                      ---------         ---------
     TOTAL NET REVENUE                                  394,386           370,449
COST OF REVENUE:
  User license fees                                      11,418             9,194
  Services                                               47,789            41,155
                                                      ---------         ---------
     TOTAL COST OF REVENUE                               59,207            50,349
                                                      ---------         ---------
GROSS PROFIT                                            335,179           320,100
OPERATING EXPENSES:
  Selling and marketing                                 122,047           126,963
  Research and development                               70,934            65,184
  General and administrative                             38,153            33,113
                                                      ---------         ---------
     TOTAL OPERATING EXPENSES                           231,134           225,260
                                                      ---------         ---------
Income from operations                                  104,045            94,840
Interest and other income, net                            8,395            13,153
Interest expense                                         (7,738)           (7,921)
                                                      ---------         ---------
Income before income taxes                              104,702           100,072
Provision for income taxes                               34,552            34,024
                                                      ---------         ---------
NON-GAAP NET INCOME                                   $  70,150         $  66,048
                                                      =========         =========
NON-GAAP NET INCOME PER SHARE - BASIC                 $    0.17         $    0.16
                                                      =========         =========
NON-GAAP NET INCOME PER SHARE - DILUTED               $    0.17         $    0.16
                                                      =========         =========
SHARES USED IN PER SHARE CALCULATION - BASIC            412,916           406,086
                                                      =========         =========
SHARES USED IN PER SHARE CALCULATION - DILUTED          419,380           421,709
                                                      =========         =========

The non-GAAP statements of operations are intended to present the Company's operating results excluding special items and related adjustments on provisions for income taxes. These non-GAAP statements of operations are not in accordance with, or an alternative for, generally accepted accounting principles ("GAAP") and may be different from non-GAAP measures used by other companies. The non-GAAP statements of operations are prepared using income tax rates of 33% and 34% for the quarters ended March 31, 2003 and 2002, respectively. Please see attached reconciliation of the Company's financial statements prepared under GAAP to these non-GAAP financial statements.

VERITAS Software Q1'03 Earnings Release

                          VERITAS SOFTWARE CORPORATION
        RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    TO THE NON-GAAP STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                               THREE MONTHS ENDED                                   THREE MONTHS ENDED
                                                 MARCH 31, 2003                                        MARCH 31, 2002
                                         ---------------------------------------------  -------------------------------------------
                                           UNDER GAAP      ADJUSTMENTS        NON-GAAP     UNDER GAAP    ADJUSTMENTS      NON-GAAP
                                         ---------------------------------------------  -------------------------------------------
NET REVENUE:

  User license fees                        $ 254,564                        $ 254,564     $ 259,711                      $ 259,711
  Services                                   139,822                          139,822       110,738                        110,738
                                         ---------------------------------------------  -------------------------------------------
     TOTAL NET REVENUE                       394,386              --          394,386       370,449             --         370,449
COST OF REVENUE:

  User license fees                           11,418                           11,418         9,194                          9,194
  Services                                    47,789                           47,789        41,155                         41,155
  Amortization of developed technology        14,782         (14,782)   A          --        16,903        (16,903)   A         --
                                         ---------------------------------------------  -------------------------------------------
     TOTAL COST OF REVENUE                    73,989         (14,782)          59,207        67,252        (16,903)         50,349
                                         ---------------------------------------------  -------------------------------------------
GROSS PROFIT                                 320,397          14,782          335,179       303,197         16,903         320,100
GROSS PROFIT %                                 81.2%            3.8%            85.0%         81.8%           4.6%           86.4%
OPERATING EXPENSES:
  Selling and marketing                      122,047                          122,047       126,963                        126,963
  Research and development                    71,383            (449)   A      70,934        65,184                         65,184
  General and administrative                  38,153                           38,153        33,113                         33,113
  Amortization of other intangibles           18,191         (18,191)   A          --        18,016        (18,016)   A         --
  In-process research and development          4,100          (4,100)   A          --            --                             --
                                         ---------------------------------------------  -------------------------------------------
     TOTAL OPERATING EXPENSES                253,874         (22,740)         231,134       243,276        (18,016)        225,260
                                         ---------------------------------------------  -------------------------------------------
Income from operations                        66,523          37,522          104,045        59,921         34,919          94,840
OPERATING MARGIN %                             16.9%            9.5%            26.4%         16.2%           9.4%           25.6%
Interest and other income, net                 8,395                            8,395        13,153                         13,153
Interest expense                              (7,738)                          (7,738)       (7,921)                        (7,921)
Loss on strategic investments                 (3,518)          3,518    B          --            --                             --
                                         ---------------------------------------------  -------------------------------------------
Income before income taxes                    63,662          41,040          104,702        65,153         34,919         100,072
Provision for income taxes                    21,136          13,416    C      34,552        20,687         13,337    C     34,024
                                         ---------------------------------------------  -------------------------------------------
NET INCOME                                  $ 42,526        $ 27,624         $ 70,150      $ 44,466       $ 21,582        $ 66,048
                                         =============================================  ===========================================
NET INCOME PER SHARE - BASIC                  $ 0.10          $ 0.07           $ 0.17        $ 0.11         $ 0.05          $ 0.16
                                         =============================================  ===========================================
NET INCOME PER SHARE - DILUTED                $ 0.10          $ 0.07           $ 0.17        $ 0.11         $ 0.05          $ 0.16
                                         =============================================  ===========================================
SHARES USED IN PER SHARE
  CALCULATION - BASIC                        412,916                          412,916       406,086                        406,086
                                         =============================================  ===========================================
SHARES USED IN PER SHARE
  CALCULATION - DILUTED                      419,380                          419,380       421,709                        421,709
                                         =============================================  ===========================================

FOOTNOTES:


A  To exclude non-cash charges related to acquisitions.

B To exclude non-cash losses resulting from write-downs of strategic investments.

C To adjust the provision for income taxes to the non-GAAP rates of 33% and 34% for the three months ended March 31, 2003 and March 31, 2002, respectively.

                          VERITAS SOFTWARE CORPORATION
               RECONCILIATION OF PROJECTED GAAP EARNINGS PER SHARE
                         TO NON-GAAP EARNINGS PER SHARE
                    FOR THE THREE MONTHS ENDING JUNE 30, 2003
                     (In thousands, except per share data)
                                   (Unaudited)



Projected revenue range                           $ 370,000     to    $ 380,000
                                                  =========           =========
Projected GAAP earnings per share                 $    0.09     to    $    0.10
  Add back: Projected impact of amortization of
    intangibles and stock based compensation           0.04                0.04
                                                  ---------           ---------
      Projected non-GAAP earnings per share       $    0.13     to    $    0.14
                                                  =========           =========

The projected GAAP and non-GAAP financial information set forth above does not include the potential impact of the Company's pending acquisition of Precise Software Solutions, Ltd.


The projected GAAP and non-GAAP financial information set forth in this reconciliation represent forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties as identified in the Safe Harbor Statement of the press release.

The projected non-GAAP financial information set forth above is not prepared in accordance with, or an alternative for, generally accepted accounting principles ("GAAP") and may be different from non-GAAP measures used by other companies.